Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 16, 2018, is among RSP Permian, L.L.C., a Delaware limited liability company (the “Borrower”), each of the undersigned Guarantors, each of the undersigned Lenders and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Parent, the Borrower, the Administrative Agent, Comerica Bank, as the Predecessor Agent, and the banks and other financial institutions from time to time party thereto are parties to that certain Credit Agreement dated as of December 19, 2016 (as amended, modified, restated, or otherwise supplemented to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and each of the Lenders have agreed to amend certain provisions of the Credit Agreement and to redetermine the Borrowing Base, in each case as set forth herein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all references in this Amendment to articles, schedules and sections refer to articles, schedules and sections of the Credit Agreement.

Section 2. Amendments to the Credit Agreement.

2.1 Amendments to Section 1.02. The defined term “Applicable Margin” contained in Section 1.02 is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means, for any period, with respect to any ABR Revolving Credit Loan, ABR Swing Line Loan, or Eurodollar Revolving Credit Loan, as the case may be, (i) if as of the last day of such period, the ratio of (a) the consolidated Total Debt of the Parent and the other Credit Parties as of such time to (b) the Consolidated EBITDAX of the Parent and the other Credit Parties for the four fiscal quarters then ended remains less than 3.00 to 1.0, the rate per annum set forth in the Commitment Utilization Grid set forth on Part I of Schedule 1.1 or (ii) if as of the last day of such period, the ratio of (a) the consolidated Total Debt of the Parent and the other Credit Parties as of such time to (b) the Consolidated EBITDAX of the Parent and the other Credit Parties for the four fiscal quarters then ended is greater than or equal to 3.00 to 1.0, the rate per annum set forth in the Commitment Utilization Grid set forth on Part II of Schedule 1.1, in each case based upon the Commitment Utilization Percentage then in effect.

2.2 Amendment to Schedule 1.1. Schedule 1.1 of the Credit Agreement is hereby replaced with Schedule 1.1 attached hereto.

Section 3. May 1, 2018 Scheduled Redetermination. Pursuant to Section 2.06, the Administrative Agent and each of the Lenders have determined that on the Second Amendment Effective

Date (as hereinafter defined) the Borrowing Base shall be maintained at $1,500,000,000, and shall remain the Borrowing Base until otherwise redetermined or adjusted in accordance with the Credit Agreement. The parties hereto agree that the redetermination of the Borrowing Base set forth herein is the May 1, 2018 Scheduled Redetermination. This Section 3 constitutes the New Borrowing Base Notice for the May 1, 2018 Scheduled Redetermination. For the avoidance of doubt, the Aggregate Elected Commitment Amount is $900,000,000 and shall remain the Aggregate Elected Commitment Amount until otherwise adjusted in accordance with the Credit Agreement.

Section 4. Conditions Precedent to Amendment Effectiveness. This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Second Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from each of the Credit Parties and each of the Lenders.

(b) The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of expenses required to be reimbursed or paid by the Borrower pursuant to this Amendment or any other Loan Document (including, without limitation, the reasonable fees and expenses of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent).

Section 5. Miscellaneous.

5.1 No Waiver of Violations. Neither the execution and delivery of this Amendment by the Administrative Agent and the Lenders party hereto, nor any other act or omission by the Administrative Agent, the Lenders or their respective officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents (collectively, “Violations”). Similarly, noting contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) except as expressly set forth herein, be a consent or agreement to, or waiver or modification of any other term or condition of the Credit Agreement or any other documents associated with the transactions contemplated therein or herein, (ii) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or under applicable law with respect to any Violations or (iii) be an assurance or promise that waivers or consents will be granted in the future, whether for the matters herein stated or for other unrelated matters. The Administrative Agent and the Lenders expressly reserve all rights and remedies that they may have under the Credit Agreement and the other Loan Documents, whether at law or in equity.

5.2 Confirmation. All of the terms and provisions of the Credit Agreement, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment. Neither the execution of this Amendment by the Administrative Agent or the Lenders, nor any other act or omission by the Administrative Agent or any of the Lenders or their respective officers in connection herewith, shall be deemed to be an agreement by the Administrative Agent or the Lenders to agree to any future amendments, waivers or otherwise.

5.3 Representations and Warranties. Each of the Credit Parties hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as

2

expressly amended or modified hereby and (c) represents and warrants to the Lenders that as of the Second Amendment Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

5.4 Loan Document. This Amendment is a Loan Document.

5.5 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission (including “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

5.6 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.7 GOVERNING LAW. Section 12.09 is incorporated herein mutatis mutandis.

5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

3

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

PARENT:	RSP PERMIAN, INC.

	By:	/s/ James Mutrie
	Name:	James Mutrie
	Title:	Vice President and General Counsel

BORROWER:	RSP PERMIAN, L.L.C.

	By:	/s/ James Mutrie
	Name:	James Mutrie
	Title:	Vice President and General Counsel

Signature Page

RSP Second Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

Signature Page

RSP Second Amendment

COMERICA BANK, as a Lender

By:	/s/ Jeffrey M. LaBauve
Name:	Jeffrey M. LaBauve
Title:	Vice President

Signature Page

RSP Second Amendment

CITIBANK, N.A., as a Lender

By:	/s/ William McNeely
Name:	William McNeely
Title:	Senior Vice President

Signature Page

RSP Second Amendment

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Executive Director

Signature Page

RSP Second Amendment

BOKF NA, BDA BANK OF TEXAS, as a Lender

By:	/s/ Blair Schrodel
Name:	Blair Schrodel
Title:	Vice President

Signature Page

RSP Second Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page

RSP Second Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

Signature Page

RSP Second Amendment

BANK OF AMERICA, N.A. , as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Director

Signature Page

RSP Second Amendment

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Vice President

Signature Page

RSP Second Amendment

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page

RSP Second Amendment

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

Signature Page

RSP Second Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Robert Long
Name:	Robert Long
Title:	Authorized Signatory

Signature Page

RSP Second Amendment

CAPITAL ONE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Wesley Fontana
Name:	Wesley Fontana
Title:	Managing Director

Signature Page

RSP Second Amendment

ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page

RSP Second Amendment

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Director

Signature Page

RSP Second Amendment

FIFTH THIRD BANK, as a Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director

Signature Page

RSP Second Amendment

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Salazar
Name:	Sandra Salazar
Title:	Managing Director

Signature Page

RSP Second Amendment

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Signature Page

RSP Second Amendment

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

Signature Page

RSP Second Amendment

BRANCH BANKING & TRUST, as a Lender

By:	/s/ Kelly Graham
Name:	Kelly Graham
Title:	Vice President

Signature Page

RSP Second Amendment

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Meghan Sullivan
Name:	Meghan Sullivan
Title:	Authorized Signatory

Signature Page

RSP Second Amendment

SCHEDULE 1.1

APPLICABLE MARGIN

PART I

Commitment Utilization Grid

	Level I	Level II	Level III	Level IV	Level V
Commitment Utilization Percentage	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Revolving Credit Loans	1.25%	1.50%	1.75%	2.00%	2.25%
Letters of Credit	1.25%	1.50%	1.75%	2.00%	2.25%
ABR Revolving Credit Loans	0.25%	0.50%	0.75%	1.00%	1.25%
ABR Swing Line Loans	0.25%	0.50%	0.75%	1.00%	1.25%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

PART II

	Level I	Level II	Level III	Level IV	Level V
Commitment Utilization Percentage	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Revolving Credit Loans	1.50%	1.75%	2.00%	2.25%	2.50%
Letters of Credit	1.50%	1.75%	2.00%	2.25%	2.50%
ABR Revolving Credit Loans	0.50%	0.75%	1.00%	1.25%	1.50%
ABR Swing Line Loans	0.50%	0.75%	1.00%	1.25%	1.50%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

Schedule 1.1